UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2017

Signal Genetics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36483	47-1187261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5740 Fleet St Carlsbad, CA 92008	92008
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 537-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 9, 2017, Signal Genetics, Inc. (“Signal”) issued a press release announcing that it has set a date for a special meeting of its stockholders to vote on matters related to the previously announced proposed merger with Miragen Therapeutics, Inc. (“Miragen”) and the sale of Signal’s MyPRS intellectual property assets. The special meeting will be held at 9:00 a.m., local time, on February 10, 2017 at 12255 El Camino Real, Suite 300, San Diego, California 92130. Signal stockholders of record as of the close of business on January 9, 2017 are entitled to receive notice of, and to vote at, the special meeting.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Additional Information about the Proposed Merger and Where to Find It

In connection with the previously disclosed proposed merger and the sale of Signal’s MyPRS intellectual property assets, Signal has filed a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”), including a proxy statement/prospectus/information statement, but the registration statement has not yet become effective. Investors and security holders of Signal and Miragen are urged to read these materials because they contain important information about Signal, Miragen, the proposed merger and the sale of Signal’s MyPRS intellectual property assets. The proxy statement/prospectus/information statement and other documents filed by Signal with the SEC may be obtained free of charge at the SEC web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Signal by directing a written request to: Signal Genetics, Inc., 5740 Fleet Street, Carlsbad, CA 92008, Attention: Investor Relations. Investors and security holders of Signal and Miragen are urged to read the proxy statement/prospectus/information statement and the other relevant materials before making any voting or investment decision with respect to the proposed merger and the sale of Signal’s MyPRS intellectual property assets.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities in connection with the proposed merger shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Signal and its directors and executive officers and Miragen and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Signal in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the merger is included in the proxy statement/prospectus/information statement referred to above. Additional information regarding the directors and executive officers of Signal is also included in Signal’s Annual Report on Form 10-K for the year ended December 31, 2015 and the proxy statement for Signal’s 2016 Annual Meeting of Stockholders. These documents are available free of charge at the SEC web site (www.sec.gov) and from Investor Relations at Signal at the address described above.

Item 9.01 Financial Statements and Exhibits.

Reference is made to the Exhibit Index included with this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Signal Genetics, Inc.

Dated: January 9, 2017

	By:	/s/ Tamara A. Seymour
Tamara A. Seymour
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Signal Genetics, Inc. on January 9, 2017 entitled “Signal Genetics Sets Date for Special Meeting of Stockholders.”